Accumulated Other Comprehensive Income (Loss) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Components of accumulated other comprehensive income (loss) included in stockholders' equity
Net unrealized gain on securities available for sale	$ 705	$ 1,788
Tax effect	(288)	(730)
Net of tax amount	417	1,058
Benefit plan adjustments	(1,023)	(742)
Tax effect	418	303
Net of tax amount	(605)	(439)
Accumulated other comprehensive (loss) income	$ (188)	$ 619